Exhibit 10.7

REGISTRATION RIGHTS AGREEMENT
REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 21, 2017, by and among Realm Therapeutics plc, a company incorporated under the laws of England and Wales (the “Company”), with a registered office at Cannon Place, 78 Cannon Street, London EC4N 6AF, United Kingdom, and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).
WHEREAS, this Agreement is made pursuant to either (i) the Securities Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers named therein (the “Purchase Agreement”), pursuant to which, among other things, the Company agreed to offer and sell and such Purchasers agreed to purchase an aggregate of 61,799,804 units of the Company (each, a “Unit” and collectively, the “Units”), with each Unit consisting of one Ordinary Share and one Warrant (each, as defined below) to purchase 0.40 Ordinary Shares, or (ii) the Placing Agreement, dated as of the date hereof, by and among the Company, NPlus1Singer Advisory LLP and the Purchasers named therein (the “Placing Agreement”), pursuant to which, among other things, the Company agreed to sell, and such Purchasers agreed to purchase, an aggregate of 4,596,681 Units.
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:
“ ADS” means American Depositary Shares representing interests in the Ordinary Shares pursuant to a sponsored American Depositary Receipt facility with the Depositary.
“Advice” has the meaning set forth in Section 6(c).
“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.
“Agreement” has the meaning set forth in the Preamble.
“AIM” means the AIM Market operated by the London Stock Exchange plc.
“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
“Closing” has the meaning set forth in the Purchase Agreement.
“Closing Date” has the meaning set forth in the Purchase Agreement.
“Commission” means the United States Securities and Exchange Commission.
“Company” has the meaning set forth in the Preamble.

“Designated Purchaser Counsel ” means Sidley Austin LLP, 787 Seventh Avenue, New York, NY 10019, Attention: Geoffrey W. Levin.
“Depositary” means the depositary engaged by the Company for the issuance and transfer of ADSs.
“Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.
“Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the forty-fifth (45th ) calendar day following the Filing Deadline (or the seventy-fifth (75th) calendar day following the Filing Deadline in the event of a full review by the Commission); provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
“Effectiveness Period” has the meaning set forth in Section 2(b).
“Event” has the meaning set forth in Section 2(d).
“Event Date” has the meaning set forth in Section 2(d).
“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the thirtieth (30th) calendar day following the later of (i) the Listing, or (ii) the last day of the U.S. IPO Lock-up Period, provided, however, that in each case if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.
“Foreign Private Issuer” means a “foreign private issuer,” as defined in Rule 405 under the Securities Act. At any time the Company is not a Foreign Private Issuer, any references in this Agreement to a form or filing that may be made by a Foreign Private Issuer shall be deemed to be references to the corresponding form or filing that may be made by an entity that is not a Foreign Private Issuer.
“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
“Indemnified Party” has the meaning set forth in Section 5(c).
“Indemnifying Party” has the meaning set forth in Section 5(c).
“Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.

“Lead Purchaser” means OrbiMed Private Investments VI, LP.
“Listing” means the listing, without qualification, of the Ordinary Shares or ADSs on a Trading Market. The parties acknowledge that the Company shall have no obligation to effect a Listing.
“Liquidated Damages” has the meaning set forth in Section 2(d).
“Lock-up Agreement” means the Company’s agreement with the underwriters of the U.S. IPO not to offer or sell securities in connection with the U.S. IPO.
“Losses” has the meaning set forth in Section 5(a).
“New Registration Statement” has the meaning set forth in Section 2(a).
“Ordinary Shares” means the ordinary shares of the Company, nominal value £0.10 per share.
“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
“Principal Market” means the Trading Market on which the Ordinary Shares are primarily listed on and quoted for trading.
“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), by or before any court or governmental, administrative or other regulatory body or the Commission, whether commenced or threatened.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, 430B or Rule 430C under the Securities Act, as applicable, promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
“Purchase Agreement” has the meaning set forth in the Preamble.
“Purchaser” or “Purchasers” has the meaning set forth in the Preamble.
“Registrable Securities” means all of (i) the Shares, (ii) the Warrant Shares and (iii) any securities issued or issuable upon any share split, dividend or other distribution, recapitalization or similar event with respect to the foregoing, provided, that the Holder has completed and delivered to the Company a Selling Shareholder Questionnaire; and provided, further, that with respect to a particular Holder, such Holder’s Shares and Warrant Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold by the Holder shall cease to be a Registrable Security); (B) a sale of Ordinary Shares on AIM; or (C) becoming eligible for resale by the Holder under Rule 144 without the requirement for the Company to be in compliance with volume or manner-of-sale restrictions, pursuant to a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent.
“Registration Statements ” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement, any Remainder Registration Statements, a Demand Registration Statement and a Piggyback Registration Statement), amendments and supplements to such Registration Statements, including pre- and post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.
“Remainder Registration Statement” has the meaning set forth in Section 2(a).
“Rule 144” means Rule 144 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 415” means Rule 415 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“Rule 424” means Rule 424 promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
“SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.
“Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Selling Shareholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.
“Shares” means the Ordinary Shares issued or issuable to the Purchasers pursuant to the Purchase Agreement and the Placing Agreement.
“Trading Day” means a day on which the Ordinary Shares are listed or quoted and traded on its Principal Market; provided, that in the event that the Ordinary Shares are not so listed or quoted, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE American, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market on which the Ordinary Shares are listed or quoted for trading on the date in question; for the avoidance of doubt, AIM shall not constitute a Trading Market.
“Units” has the meaning set forth in the Preamble.
“U.S. IPO” means a firm commitment registered offering of Ordinary Shares or ADSs in the United States pursuant to an effective registration statement filed under the Securities Act (other than (i) pursuant to a registration statement on Form S-8 (or any other registration statement solely relating to an offering or sale to employees or directors of the Company pursuant to an employee stock plan or other similar employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 or Form F-4 (or similar form), or (iii) in connection with any dividend or distribution reinvestment or similar plan). The parties acknowledge that the Company shall have no obligation to effect an U.S. IPO.
“U.S. IPO Lock-up Period” means the period ending on the earlier of (i) one hundred eighty (180) days after the effective date of the Company’s registration statement filed under the Securities Act to register the U.S. IPO or such other date as the Company and the underwriters of the U.S. IPO shall agree that the Lock-up Agreement shall expire, or (ii) the waiver or termination of the Lock-up Agreement.
“Warrants” means the Warrants issued pursuant to the Purchase Agreement and the Placing Agreement.
“Warrant Shares” means the Ordinary Shares issued or issuable upon exercise of the Warrants.

2.	Registration.
(a)    Shelf Registration Statement. On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not previously covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holders may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on F- 1 or S-1 (or such shorter registration form as may then be available to the Company), as may then be applicable to the Company, and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A (which may be modified to respond to comments, if any, provided by the Commission). Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale on a continuous basis as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission to permit offers and sales of the Registrable Securities pursuant to the Initial Registration Statement, or (ii) withdraw the Initial Registration Statement and file one or more new registration statements (together, the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on the applicable form; provided, however , that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, the Compliance and Disclosure Interpretation 612.09 with respect to the Securities Act Rule 415, dated Jan. 26, 2009, compiled by the Commission’s Division of Corporation Finance. Notwithstanding any other provision of this Agreement, if any SEC Guidance sets forth a limitation of the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of Registrable Securities to be registered on such Registration Statement will first be reduced by Registrable Securities not acquired pursuant to the Purchase Agreement or the Placing Agreement (whether pursuant to registration rights or otherwise), and second by Registrable Securities represented by holders of Warrant Shares (applied, in the case that some Warrant Shares may be registered, to such Holders on a pro rata basis based on the number of unregistered Warrant Shares held by such Holders), and third by Registrable Securities represented by Shares (applied, in the case that some Shares may be registered, to such Holders on a pro rata basis based on the number of unregistered Shares held by such Holders), subject to a determination by the Commission that certain Holders must be reduced first based on the number of Shares and Warrant Shares held by such Holders. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on the applicable form (the “Remainder Registration Statements”).
(b)    The Company shall use its commercially reasonable efforts to cause the Initial Registration Statement, any New Registration Statement and any Remainder Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 461 promulgated under the Securities Act), and shall use its commercially reasonable efforts to keep each such Registration Statement continuously effective under the Securities Act until the earliest of (i) such time as all of the Registrable Securities covered by such Registration Statement have been sold by the Holders, (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner-of-sale restrictions pursuant to Rule 144, as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s registrar, and (iii) the third anniversary of the effectiveness thereof (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 P.M. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of such

Registration Statement on or before the first Trading Day after the date that the Company telephonically confirms effectiveness with the Commission, which date of confirmation shall initially be the date requested for effectiveness of such Registration Statement. The Company shall, by 9:30 A.M. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).
(c)    Each Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire not more than five (5) Trading Days following the date of this Agreement. At least ten (10) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Shareholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, no later than three (3) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Shareholder Questionnaire and a response to any requests for further information as described in the previous sentence. Each Holder acknowledges and agrees that the information in the Selling Shareholder Questionnaire or request for further information as described in this Section 2(c) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.
(d)    If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline (other than as a result of the objection of a Holder holding no less than the majority of the Registrable Securities under Section 3(a) hereof that makes it impracticable for the Company to satisfy the Filing Deadline), (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement) to remain continuously effective as to all Registrable Securities included in such Registration Statement or (B) subject to Section 3(h), the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities for any reason (other than due to a change in the “Plan of Distribution” or the inaccuracy of any information regarding any Holder holding no less than the majority of the Registrable Securities) in each case for more than an aggregate of thirty (30) consecutive calendar days or sixty (60) calendar days (which need not be consecutive days) during any twelve (12) month period (other than as a result of a breach of this Agreement by a Holder holding no less than the majority of the Registrable Securities or such Holder’s failure to return a Selling Stockholder Questionnaire within the time period provided by Section 2(d) hereof), or (iv) the Company fails to satisfy the current public information requirement pursuant to Rule 144(c)(1) as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto), (any such failure or breach in clauses (i) through (iv) above being referred to as an “Event,” and, for purposes of clauses (i), (ii) or (iv), the date on which such Event occurs, or for purposes of clause (iii), the date on which such thirty (30) or sixty (60) calendar day period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been

,cured by such date) until the earlier of (1) the applicable Event is cured or (2) the Registrable Securities are eligible for resale pursuant to Rule 144 without manner of sale or volume restrictions, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to two percent (2.0%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement or the Placing Agreement, as applicable, for any unregistered Registrable Securities then held by such Holder, which amount shall increase by one percent (1.0%) on the one-month anniversary of such Event Date that any such Event remains uncured; provided, that the parties agree that, notwithstanding anything to the contrary herein or in the Purchase Agreement or the Placing Agreement, as applicable, no Liquidated Damages shall be payable with respect to any period after the expiration of the Effectiveness Period, and in no event shall the aggregate amount of Liquidated Damages payable to a Holder exceed, in the aggregate, five percent (5%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement or the Placing Agreement, as applicable. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Company shall not be liable for Liquidated Damages under this Agreement as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that such Registrable Securities are not permitted to be registered until such time as the provisions of this Agreement as to the Remainder Registration Statements required to be filed hereunder are triggered, in which case the provisions of this Section 2(d) shall once again apply, if applicable. In such case, the Liquidated Damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of any Holder to timely provide the Company with information requested by the Company and necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Holder).
(e)    “Piggy-Back” Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Ordinary Shares or ADSs under the Securities Act in connection with the public offering in the United States of such securities solely for cash, other than (i) the initial registration under the Securities Act of any series or class of the Company’s securities, (ii) a registration under the Securities Act relating solely to the sale of securities to participants in an equity award plan, or (iii) a registration under the Securities Act on Form F-4 or S-4, as may then be applicable to the Company (or any successor form), relating solely to a transaction pursuant to the SEC’s Rule 145, the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request by a Holder given to the Company within twenty (20) days after such notice by the Company, the Company shall, subject to the following paragraph, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered (each such registration, a “Piggyback Registration”) on such registration statement (each, a “Piggyback Registration Statement”). For the avoidance of doubt, and notwithstanding the foregoing, the Company shall have no such Piggyback Registration obligation to the extent that a depositary (other than the Depositary) for the Ordinary Shares files a registration statement on Form F-6 or other applicable form related to an unsponsored Level 3 American Depositary Receipt program.
In connection with any Piggyback Registration involving a primary sale of Ordinary Shares, the Company shall not be required to include any of the Holders’ securities in such underwriting unless such Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Holders to be included in such offering exceeds the amount of securities to be sold (other than by the Company) that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in such offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering; provided, however, there shall first be excluded from such registration statement all Ordinary Shares sought to be included therein by any director, consultant, officer or employee of the Company or any subsidiary. If after such shares are excluded, the underwriters shall determine in their sole discretion that the number of securities which remain to be included in such offering exceeds the amount of securities to be sold that the underwriters determine is compatible with the success of the offering, then the Registrable Securities to be included, if any, shall be apportioned pro rata among the Holders providing notice of their desire to participate in the offering according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such Holders.
No incidental right under this Section 2(e) shall be construed to limit any other registration required hereunder.
(f)    Exchange of Ordinary Shares for ADSs. To the extent that the Company causes ADSs to be issued in the U.S. IPO (it being acknowledged that the Company shall have no obligation to effect an U.S. IPO of ADS, Ordinary Shares or other securities, and it being acknowledged that the Company shall have no such obligation in connection with the filing of an unsponsored Level 3 American Depositary Receipt program), following the U.S. IPO and as requested by the Holders, the Company shall use commercially reasonable efforts to ensure that the Ordinary Shares held by the Holders are able to be deposited from time to time with the Depositary, and to cause the Depositary to issue an equivalent number of ADSs to the Holders in exchange therefor upon deposit of such Ordinary Shares, provided, that no such deposit shall be required to be effected at any time at which to do so would cause the Company to violate the Lock-up Agreement.
(g)    ADS Registration. Unless a Listing has occurred (it being acknowledged that the Company shall have no obligation to effect a Listing) and a market in the United States for Ordinary Shares not held in the form of ADSs exists, if Ordinary Shares constituting Registrable Securities are then represented by ADSs, the Company shall use commercially reasonable efforts to ensure that such ADSs are registered for sale under the Securities Act and that the class of ADSs is registered under the Exchange Act during the Effectiveness Period.

3.	Registration Procedures

In connection with the Company's registration obligations hereunder, the Company shall:
(a)    Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than three (3) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 20-F or 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 6-K or 8-K and any similar or successor reports, in each case as may then be applicable to the Company), (i) furnish to the Holder or their Designated Purchaser Counsel copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such five (5) Trading Day or three (3) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents) and (ii) use commercially reasonable efforts to cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file any such Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the five (5) Trading Day or three (3) Trading Day period described above, as applicable.
(b)    Use commercially reasonable efforts to (i) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders or their Designated Purchaser Counsel true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Shareholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) during the Effectiveness Period, comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 20-F or 10-K, Form 10-Q or Form 6-K or 8-K, in each case as may then be applicable to the Company, or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the

Exchange Act report that created the requirement for the Company to amend or supplement such Registration Statement was filed with the Commission.
(c)    Notify the Holders or their Designated Purchaser Counsel (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as practicable via electronic mail (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (3) Trading Days following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Shareholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Shareholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus, provided that, any and all such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; and provided, further, that notwithstanding each Holder’s agreement to keep such information confidential, each such Holder makes no acknowledgement that any such information is material, non-public information.
(d)    Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.

(e)    If requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.
(f)    Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
(g)    If requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of certificates (if such securities are then represented by certificates) or book entry statements representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates or book entry statements, as the case may be, shall be free, to the extent permitted by the Purchase Agreement or the Placing Agreement, as applicable, and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.
(h)    Following the occurrence of any event contemplated by Section 3(c), the Company shall as promptly as practicable (but, in the case of Section 3(c)(vi), after taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event) prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(c) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(h) to suspend the availability of a Registration Statement and Prospectus for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any twelve (12) month period without incurring liability for Liquidated Damages otherwise required pursuant to Section 2(d)(iii)(B).

(i)    The Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of Ordinary Shares beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Ordinary Shares and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder holding no less than the majority of the Registrable Securities fails to furnish such information within three (3) Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
(j)    The Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rules 5110 and/or 5190 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing promptly and in any case within the time period then required by FINRA.
4.    Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions, and all legal fees and expenses of legal counsel for any Holder other than those referred to in the penultimate sentence of this paragraph) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Ordinary Shares are then listed for trading and with AIM, (B) with respect to compliance with applicable laws of the United Kingdom, state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company pursuant to Section 3(j) above, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to the FINRA Rules 5110 and/or 5190, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of any the Depositary to the extent agreed between the Company and the Depositary, and (vii) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. The Company shall also pay all expenses incurred in connection with each Piggyback Registration by each Holder, including all registration, filing and qualification fees, printers and accounting fees relating or apportionable thereto, and the fees and disbursements of one counsel for the selling Holders selected by them in each such offering, but excluding share transfer taxes, underwriting discounts and commissions relating to the Registrable Securities. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall be responsible for the documented legal fees and expenses of the Lead Purchaser in connection with any Registration Statement, not to exceed $50,000 in the aggregate. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions or any out-of-pocket expenses of any Holder or, except to the extent provided for in the foregoing sentence and otherwise provided for in the Transaction Documents.

5.	Indemnification.
In the event any Registrable Securities are included in a Registration Statement under this Agreement:
(a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, partners, members, managers, shareholders, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, managers, shareholders, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys' fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based solely upon (i) any untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or relating solely to any omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi) , related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing in accordance with the notice provisions of this Agreement that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(c) below, to the extent that following the receipt of the Advice the untrue statement or omission giving rise to such Loss would have been corrected or (C) to the extent that any such Losses arise out of the Holder’s (or any other indemnified Person’s) failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required, pursuant to Rule 172 under the Securities Act (or any successor rule) to the Persons asserting an untrue statement or alleged untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such Prospectus or supplement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.
(b)    Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents, shareholders, Affiliates and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, partners, members, managers, shareholders, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based solely upon any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or relating solely to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(vi), to the extent related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing in accordance with the notice provisions of this Agreement that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c)    Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within twenty (20) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.
(d)    Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.
The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (A) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (B) no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement or the Placing Agreement, as applicable.

6.	Miscellaneous.
(a)    Remedies. In the event of a breach by the Company or by a Holder of any of its obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agree that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
(b)    Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement.
(c)    Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”)

by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company may provide share transfer orders to enforce the provisions of this Section 6(c). The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(d).
(e)    Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding no less than two-thirds (2/3) of the then outstanding Registrable Securities, in which case such amendment, modification, supplement or waiver shall be binding on all Holders, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.
(f)    Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
(g)    Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement or the Placing Agreement, as applicable; provided in each case that (i) the Holder agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (iv) the transferee is an “accredited investor,” as that term is defined in Rule 501 of Regulation D.
(h)    Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.
(i)    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.
(j)    Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.
(k)    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(l)    Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.
(m)    Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Securities pursuant to the Transaction Documents has been made independently of each other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

REALM THERAPEUTICS PLC

By:	/s/ Marella Thorell
Name: Marella Thorell
Title: CFO/COO, Executive Director

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IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ORBIMED PRIVATE INVESTMENTS VI, LP

By:	OrbiMed Capital GP VI LLC,
its General Partner

By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Jonathan Silverstein
Name:	Jonathan Silverstein
Title:	Member

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

BIOTECHNOLOGY VALUE FUND, L.P.

By:	BVF Partners, L.P., its General Partner
By:	BVF Inc., its General Partner

By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

BIOTECHNOLOGY VALUE FUND II, L.P.

By:	BVF Partners, L.P., its General Partner
By:	BVF Inc., its General Partner

By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

BIOTECHNOLOGY VALUE TRADING FUND OS, L.P.

By:	BVF Partners OS, Ltd., its General Partner
By:	BVF Partners, L.P., its Sole Member
By:	BVF Inc., its General Partner

By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

INVESTMENT 10, L.L.C.

By:	BVF Partners, L.P., as Attorney-in-fact
By:	BVF Inc., its General Partner

By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

MSI BVF SPV, L.L.C.

By:	BVF Partners, L.P., as Attorney-in-fact
By:	BVF Inc., its General Partner

By:	/s/ Mark Lampert
Name:	Mark Lampert
Title:	President

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

RA CAPITAL HEALTHCARE FUND, L.P.

By:	RA Capital Management, LLC
Its:	General Partner

By:	/s/ Nicholas McGrath
Name:	Nicholas McGrath
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Blackwell Partners LLC – Series A

By:	/s/ Justin B. Nixon
Name:	Justin B. Nixon
Title:	Investment Manager DUMAC, Inc. Authorized Agent

By:	/s/ Jannine M. Lall
Name:	Jannine M. Lall
Title:	Controller DUMAC, Inc. Authorized Agent

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Abingworth BioEquities Master Fund Ltd

By:	/s/ James Abell
Name:	James Abell
Title:	Authorized Signatory

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

Polar Capital

By:	/s/ Boura Kym Tomlinson Cann
Name:	Boura Kym Tomlinson Cann
Title:	Chief Legal and Compliance Officer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

By:	/s/ Alex Martin
Name:	Alex Martin

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

By:	/s/ Charles Spicer
Name:	Charles Spicer

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

SUSSEX TRADING COMPANY LIMITED

By:	/s/ Stewart Newton
Name:	Stewart Newton
Title:	Director

ANNEX A
PLAN OF DISTRIBUTION
We are registering the Ordinary Shares issued to the selling shareholders and issuable upon exercise of the warrants issued to the selling shareholders to permit the resale of [American Depositary Shares, or ADSs, represented by] those Ordinary Shares by such holders of Ordinary Shares and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the [ADSs][Ordinary Shares]. We will bear all fees and expenses incident to our obligation to register the Ordinary Shares.
The selling shareholders may sell all or a portion of the Ordinary Shares beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the [ADSs][Ordinary Shares] are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The [ADSs][Ordinary Shares] may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling shareholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling shareholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(a)(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.
Broker-dealers engaged by the selling shareholders may arrange for other broker-dealers to participate in sales. If the selling shareholders effect such transactions by selling [ADSs][Ordinary Shares] to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the [ADSs][Ordinary Shares] for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with FINRA Rule 2121 and Supplementary Material .01 and Supplementary Material .02 thereto.
In connection with sales of the [ADSs][Ordinary Shares] or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the [ADSs][Ordinary Shares] in the course of hedging in positions they assume. The selling shareholders may also sell [ADSs][Ordinary Shares] short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling shareholders may deliver [ADSs][Ordinary Shares] covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge [ADSs][Ordinary Shares] to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling shareholders have been advised that they may not use Ordinary Shares registered on this registration statement to cover short sales of our Ordinary Shares made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.
The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the warrants or [ADSs][Ordinary Shares] owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the [ADSs][Ordinary Shares] from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the [ADSs][Ordinary Shares] in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
The selling shareholders and any broker-dealer or agents participating in the distribution of the [ADSs][Ordinary Shares] may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the [ADSs][Ordinary Shares] purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Shareholders who are "underwriters" within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act including Rule 172 thereunder and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Each selling shareholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the [ADSs][Ordinary Shares]. Upon the Company being notified in writing by a selling shareholder that any material arrangement has been entered into with a broker-dealer for the sale of [ADSs][Ordinary Shares] through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling shareholder and of the participating broker-dealer(s), (ii) the number of [ADSs][Ordinary Shares] involved, (iii) the price at which such the [ADSs][Ordinary Shares] were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.
Under the securities laws of some states, the [ADSs][Ordinary Shares] may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the [ADSs][Ordinary Shares] may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
There can be no assurance that any selling shareholder will sell any or all of the [ADSs][Ordinary Shares] registered pursuant to the shelf registration statement, of which this prospectus forms a part.
Each selling shareholder and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the [ADSs][Ordinary Shares] by the selling shareholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the [ADSs][Ordinary Shares] to engage in market-making activities with respect thereto. All of the foregoing may affect the marketability of the [ADSs][Ordinary Shares] and the ability of any person or entity to engage in market-making activities with respect thereto.
We will pay all expenses of the registration of the [ADSs and the] Ordinary Shares pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that each selling shareholder will pay all underwriting discounts and selling commissions, if any. We have agreed to pay for the legal expenses of one of the selling shareholders up to an aggregate of $50,000. We will indemnify the selling shareholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the Registration Rights Agreement, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

ANNEX B
SELLING SHAREHOLDER NOTICE AND QUESTIONNAIRE
The undersigned holder of ordinary shares, nominal value £0.10 per share, of Realm Therapeutics plc, a company incorporated under the laws of England and Wales (the “Company”), issued pursuant to either (i) a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of September 21, 2017 (the “Purchase Agreement”) or (ii) a certain Placing Agreement by and among the Company, NPlus1 Singer Advisory LLP and the Purchasers named therein (the “Placing Agreement” and together with the Purchase Agreement, the “Agreements”), understands that the Company intends to file with the Securities and Exchange Commission a registration statement (the “Resale Registration Statement”) for the registration and the resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of the Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement, dated as of September 21, 2017, pursuant to which this questionnaire is being completed.
In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling shareholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling shareholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within three (3) Trading Days following the date of the Agreement (1) will not be named as selling shareholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.
Certain legal consequences arise from being named as a selling shareholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling shareholder in the Resale Registration Statement and the Prospectus, and your signature below indicates that you either have consulted with counsel in this regard or have waived the opportunity to have done so.
NOTICE
The undersigned holder (the “Selling Shareholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire, the Registration Rights Agreement and the applicable Agreement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:
QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Shareholder:

Telephone:

Fax:

Contact
Person:

Email Address of Contact Person:
3. Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement or the Placement Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the applicable Agreement:

(b)	Number of Ordinary Shares to be registered pursuant to this Notice for resale:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?
Yes ☐               No ☐
(b)If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?
Yes ☐               No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
(c)    Are you an affiliate of a broker-dealer?
Yes ☐               No ☐

Note: If yes, provide a narrative explanation below:

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐               No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

6.	Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:
The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Resale Registration Statement. All notices hereunder and pursuant to the Registration Rights Agreement and the applicable Agreement shall be made in writing, by hand delivery, confirmed or facsimile transmission, first-class mail or air courier guaranteeing overnight delivery at the address set forth below. In the absence of any such notification, the Company shall be entitled to continue to rely on the accuracy of the information in this Notice and Questionnaire.
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.
The undersigned hereby acknowledges and is advised of the following Compliance and Disclosure Interpretation 239.10 with respect to the Securities Act Section 5, dated Nov. 26, 2008, compiled by the Commission’s Division of Corporation Finance, regarding short selling:
“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling stockholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”
By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.
I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE E-MAIL A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:
Cooley LLP
1114 Avenue of the Americas New York,
New York 10036 Telephone No.: (212) 479-6495
Facsimile No.: (347) 438-3009
Attention: Joshua A. Kaufman
E-mail: josh.kaufman@cooley.com